April 27, 2012

DREYFUS PREMIER INVESTMENT FUNDS, INC.

- DREYFUS DIVERSIFIED LARGE CAP FUND

Supplement to Statement of Additional Information

dated May 1, 2011, as revised or amended March 1, 2012

            The assets of Dreyfus Diversified Large Cap Fund (the “Fund”) were liquidated and the proceeds therefrom were distributed to Fund shareholders as of the close of business on April 26, 2012.  The Fund has been terminated as a series of Dreyfus Premier Investment Funds, Inc. and, accordingly, shares of the Fund are no longer offered.